SCHEDULE 14C INFORMATION STATEMENT
                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934

[X] Filed by the Registrant [ ] Filed by a Party other than the Registrant

Check the appropriate box:

[ ]  Preliminary Information Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Information Statement


                               Bio-Life Labs, Inc.
--------------------------------------------------------------------------------

                        Commission File Number: 000-30546

Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1) Title of each class of securities to which transaction applies:_____________
2) Aggregate number of securities to which transaction applies:_________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):____________________________________
4) Proposed maximum aggregate value of transaction:____________________
5) Total fee paid:_______________________________________

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)       Amount Previously Paid:______________________________
2)       Form, Schedule or Registration Statement No.:____________
3)       Filing Party:________________________________________
4)       Date Filed:_________________________________________

       NOTICE OF ACTION TAKEN BY WRITTEN CONSENT OF MAJORITY SHAREHOLDERS

DEAR SHAREHOLDERS:

    We are writing to advise you that Bio-Life Labs, Inc. will increase its authorized common stock from fifty million (50,000,000) shares to one hundred million (100,000,000) shares. The increase in authorized common stock was approved on August 18, 2004, by unanimous approval of our Board of Directors. In addition, one shareholder who is an entity controlled by one of our directors and which holds a majority of our issued and outstanding common stock, approved the increase in authorized common stock by written consent in lieu of a meeting on August 18, 2004, in accordance with the relevant sections of Nevada Revised Statutes. The increase in authorized common stock will not be effective until we amend our Articles of Incorporation by filing a Certificate of Amendment to our Articles of Incorporation with the Nevada Secretary of State. We intend to file the Certificate of Amendment twenty days after this information statement is first mailed to our shareholders.

    Our purpose in increasing our authorized capital stock from fifty million (50,000,000) shares to one hundred million (100,000,000) shares reflects the determination by our Board of Directors that it is in our best interests and desirable to increase our authorized common stock. No change is being made to the number of authorized preferred stock, which is five million (5,000,000) shares. We hope that such a change will increase the total value of the corporation to our investors and better position us to take advantage possible future financings and acquisition opportunities, and other corporate purposes as the board of directors determines in its discretion to be in the best interest of the corporation, and which may include future stock splits, stock dividends or other distributions, future financings, acquisitions and stock options and other equity benefits under employee benefit plans. To facilitate such future possible financings or other such opportunities, we are increasing the number of authorized shares of stock from our current authorized capitalization of fifty million (50,000,000) shares.

    No action is required by you. The accompanying information statement is furnished only to inform our shareholders of the action described above before it takes effect in accordance with Rule 14c-2 promulgated under the Securities Act of 1934. This information statement is being mailed to you on or about March 18, 2004.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.


By order of the Board of Directors,

/s/ Nancy LeMay
--------------------------------
Nancy LeMay
PRESIDENT

Los Angeles, California
March 15, 2005

                               Bio-Life Labs, Inc.
                      9911 West Pico Boulevard, Suite 1410
                          Los Angeles, California 90035

                  INFORMATION STATEMENT REGARDING ACTION TAKEN
                 BY WRITTEN CONSENT OF MAJORITY OF SHAREHOLDERS

We are furnishing this shareholder information statement to you to provide you with information and a description of an action taken by written consent of our majority shareholders, on August 18, 2004, in accordance with the relevant Sections of the Nevada Revised Statutes. This action was taken by our officers and directors who own in excess of the required majority of our outstanding stock necessary for the adoption of the action.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This information statement is being mailed on or about March 18, 2005 to shareholders of record on August 18, 2004. The information statement is being delivered only to inform you of the corporate action described herein before it takes effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934.

GENERAL

On August 18, 2004, our Board of Directors unanimously approved, subject to shareholder approval, an amendment to our Articles of Incorporation to increase our authorized common stock from fifty million (50,000,000) shares to one hundred million (100,000,000) shares. No change was made to the number of shares of preferred stock. On August 18, 2004, one shareholder who owns in excess of the required majority of our outstanding stock necessary for the adoption of the action, approved the increase in authorized stock by action taken by written consent. This shareholder is an entity controlled by one of our directors. The full text of the proposed amendment to the Articles of Incorporation is attached hereto as Exhibit A.

PURPOSE OF INCREASING OUR AUTHORIZED COMMON STOCK

Our Board of Directors believes that the increase in our authorized stock from fifty million (50,000,000) shares to one hundred million (100,000,000) shares will increase the total value of the corporation to our investors and better position us to take advantage possible future financings and acquisition opportunities, and other corporate purposes as the board of directors determines in its discretion to be in the best interest of the corporation, which may include future stock splits, stock dividends or other distributions, future financings, acquisitions and stock option plans and other equity benefits under employee benefit plans. Because we currently have forty-seven million ninety-one thousand eight hundred and five (47,091,805) shares issued and outstanding and only have fifty million (50,000,000) shares authorized, we believe that we may be limited in the amount of shares that could be issued to accommodate future possible transactions whereby we would be required to issue additional shares of our stock. To facilitate such future possible financings or other such transactions, we are increasing the number of authorized shares of stock from our current authorized capitalization of fifty million (50,000,000) shares.

PROCEDURE FOR APPROVAL OF INCREASE IN AUTHORIZED COMMON STOCK; VOTE REQUIRED

The Nevada Revised Statutes requires that, in order for us to amend our Articles of Incorporation, such amendment must be approved by our Board of Directors and approved by a majority of the outstanding shares entitled to vote. The Nevada Revised Statutes also provides that any action which may be taken at a meeting of the shareholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, shall be signed by the holders of a majority of the outstanding shares entitled to vote.

On August 18, 2004, the record date for determination of the shareholders entitled to receive this Information Statement, there were 47,091,805 shares of common stock outstanding. The holders of common stock are entitled to one vote for each share held of record on all matters submitted to a vote of our shareholders. We needed the affirmative vote of at least a majority of the outstanding shares of our common stock to approve the increase in authorized common stock. Our Board, by its unanimous written consent, adopted resolutions approving an amendment to our Articles of Incorporation to affect the increase in authorized common stock. By action of written consent, dated August 18, 2004, an entity controlled by one of our directors and which owns a majority of the shares of the issued and outstanding shares of our common stock, or 62.9% of the issued and outstanding shares of our common stock, approved the increase in authorized common stock.

EFFECTIVE DATE OF AMENDMENT

The amendment to our Articles of Incorporation will become effective upon the filing with the Nevada Secretary of State of the Certificate of Amendment to our Articles of Incorporation, attached hereto as Exhibit A. We intend to file the Certificate of Amendment twenty days after this Information Statement is first mailed to shareholders.

EFFECT ON CERTIFICATES EVIDENCING SHARES OF BIO-LIFE LABS, INC. COMMON STOCK

The change in the number of authorized common stock will be reflected in its stock records by book-entry in Bio-Life Labs, Inc.'s records. For those shareholders that hold physical certificates, please do not destroy or send to Bio-Life Labs, Inc. your stock certificates. Those certificates will remain valid for the number of shares shown thereon, and should be carefully preserved by you.

DISSENTER'S RIGHTS

The Nevada Revised Statutes do not provide for dissenters' right of appraisal in connection with the increase in authorized common stock.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed increase in authorized common stock, which is not shared by all other shareholders of Bio-Life Labs, Inc.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of the shares of our common stock as of August 18, 2004, except as noted in the footnotes below, by:

o Each person who we know to be the beneficial owner of 5% or more of our outstanding common stock;
o Each of our executive officers;
o Each of our directors; and
o All of our executive officers and directors as a group.

    Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of common stock subject to options held by that person that are currently exercisable or become exercisable within 60 days of August 18, 2004, are deemed outstanding even if they have not actually been exercised. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. As of August 18, 2004, there were 47,091,805 shares of our common stock were issued and outstanding. Unless otherwise indicated in the table, the persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite the shareholder's name, subject to community property laws, where applicable. The address of each shareholder is listed in the table

====================== ======================================== ======================== ===============
TITLE OF CLASS         NAME AND ADDRESS OF BENEFICIAL OWNER      AMOUNT AND NATURE OF      PERCENT OF
                                                                   BENEFICIAL OWNER          CLASS
---------------------- ---------------------------------------- ------------------------ ---------------
Common Stock           Nancy LeMay                               1,084,009 shares (1)         2.3%
                       9911 West Pico Blvd.,Suite 1410           president, secretary,
                       Los Angeles, CA 90035                           director
---------------------- ---------------------------------------- ------------------------ ---------------
Common Stock           Joseph McGhie                              1,284,009 shares (2)        2.7%
                       9911 West Pico Blvd., Suite 1410             chief financial
                       Los Angeles, CA 90035                           officer,
                                                                       director
---------------------- ---------------------------------------- ------------------------ ---------------
Common Stock           David Karam                               29,609,660 shares(3)        62.9%
                       9911 West Pico Blvd., Suite 1410                director
                       Los Angeles, CA 90035
---------------------- ---------------------------------------- ------------------------ ---------------
Common Stock           Jules Verne, Inc.(3)                        29,609,660 shares         62.9%
                       1900 Avenue of the Stars, Suite 1450
                       Los Angeles, CA  90067
---------------------- ---------------------------------------- ------------------------ ---------------
Common Stock           All directors and named executive           30,893,669 shares         65.6%
                       officers as a group
====================== ======================================== ======================== ===============

(1) Shares held by The Navarre Corporation; Ms. LeMay holds voting control over these shares.
(2) Resource Capital, Inc., an entity owned by Mr. McGhie, holds 200,000 shares. Mr. McGhie is an officer and director of The Navarre Corporation, which holds 1,084,009 shares.
(3) Dr. Karam is an officer of Jules Verne, Inc., and holds an ownership interest in that entity.

                                  "Exhibit A"


                            Certificate of Amendment
                       (Pursuant to NRS 78.385 and 78.390)

              CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION
                         FOR NEVADA PROFIT CORPORATIONS
          (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1.       Name of corporation: Bio-Life Labs, Inc.

2. The articles have been amended as follows (provide article numbers, if available):

         (3) Shares: (number of shares the corporation is authorized to issued); Number of shares with par value: 105,000,000 Par value: $.001; Number of shares without par value: 0.

         (7) The total number of shares of all classes of stock which this corporation shall have authority to issue is 105,000,000 shares, consisting of 5,000,000 shares of preferred stock, par value $.001 per share (hereinafter the "Preferred Stock"), and 100,000,000 shares of common stock, per value $0.001 (hereinafter
         "Common Stock"). (The remainder of this Article shall remain unchanged.)

3. The vote by which the stockholders holding such shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the * articles of incorporation have voted in favor of the amendment is: 65.6%


4.       Effective date of filing (optional):  ________________________________

5.       Officer Signature (required):________________________________

     *If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

     IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.